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                                                  Amended Effective:    01/17/89
                                                            Printed:    03/21/89

                     1988 HONEYWELL STOCK AND INCENTIVE PLAN

1.   DEFINITIONS

     The following words and phrases, as used in the Plan, shall have these meanings:

     1.01 "Affiliate" means any corporation (other than a Subsidiary), partnership, association, joint venture or other entity in which the Company or any Subsidiary participates directly or indirectly in the decisions regarding the management thereof or the production or marketing of products or services.

     1.02 "Award" means, individually or collectively, any Option, Earned Performance Share Award, Restricted Stock Award or other award, whether contingent or absolute, made pursuant to this Plan.

     1.03  "Board" means the Board of Directors of the Company.

     1.04 "Change in Control" means a change of control of the Company as defined in Section 13 of the Plan.

     1.05  "Code" means the Internal Revenue Code of 1986, as amended.

     1.06  "Commission" means the United States Securities and Exchange
Commission.

     1.07 "Committee" shall mean the Personnel Committee of the Board, composed of not less than three directors, each of whom is a Disinterested Person.

     1.08  "Company" means Honeywell Inc.

     1.09 "Disability" means disability as defined from time to time pursuant to the Company's policies then in effect.

     1.10 "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) promulgated by the Securities and Exchange commission under the Exchange Act, or any successor definition adopted by the Commission.

     1.11 "Earned Performance Share" means a Share earned under the Earned Performance Share Program.

     1.12 "Effective Date" means the date on which the Plan is approved by the stockholders of the Company, as provided in Section 3.

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     1.13  "Eligible Company" means Company, any Subsidiary, and any Affiliate.

     1.14 "Eligible Employee" means any executive, professional, or administrative employee of an Eligible Company who is expected to contribute to the success of an Eligible Company.

     1.15  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     1.16 "Fair Market Value" means, with respect to any particular date, the average of the highest and lowest price of the Stock as reported on the consolidated tape for New York Stock Exchange listed securities (or other principal reporting system, as determined by the Committee).

     1.17 "Fiscal Year" means the fiscal year of the company, which is presently the calendar year.

     1.18  "Incentive Stock option" means an Option within the meaning of
Section 422A of the Code.

     1.19 "Nonqualified Stock Option" means an Option granted under the Plan other than an Incentive Stock Option.

     1.20 "Option" means a Nonqualified Stock Option or an Incentive Stock option to purchase Stock.

     1.21 "Option Agreements" means option agreements entered into as provided in Section 7 of the Plan.

     1.22 "Option Price" means the price at which Stock may be purchased under an option as provided in Section 7.

     1.23 "Participant" means an individual selected by the Committee from among the Eligible Employees to receive an Award under the Plan.

     1.24 "Performance Goal" means target performance levels of an individual, an Eligible company or business unit.

     1.25 "Performance Incentive Award" means an award in addition to those described elsewhere in the Plan, that is paid with, valued in whole or in part by reference to, or is otherwise based on Shares as further described in Section 10.

     1.26 "Performance Period" means the period of time, as determined by the Committee at the time any Award is granted or at any time thereafter, over which a Participants performance is measured.



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     1.27  "Personal Representative" means the person or persons who, upon the death, Disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to the benefits of an Award.

     1.28  "Plan" means the 1988 Honeywell Stock and Incentive Plan.

     1.29 "Programs" means the Stock option Plan described in Section 7, the Earned Performance Share Program described in Section 8, the Restricted Stock Plan described in Section 9, and the Other Performance Incentive Awards described in Section 10.

     1.30 "Restricted Stock" means Stock subject to the terms, restrictions and conditions provided in Section 9.

     1.31 "Restriction Period" means a period of time determined under Section 9 during which Restricted Stock is subject to the terms and conditions provided in Section 9.

     1.32 "Shares" means either authorized and previously unissued or treasury shares of Stock.

     1.33  "Stock" means the common stock, par value $1.50 of the Company.

     1.34 "Subsidiary" means a corporation as defined in section 425(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

2.   PURPOSES

     2.01 The purpose of the Plan is to provide a means through which Honeywell and its subsidiaries may attract and employ key employees and provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Subsidiaries. A further purpose of the Plan is to provide a means whereby those key employees upon whom the successful administration and management of the Company and its Subsidiaries rests, and whose present and potential contributions to the success of the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain in its employ.

     In addition, the Plan provides for Awards to employees of Affiliates in those cases where the success of the Company or its Subsidiaries may be enhanced by the award of incentives to employees of Affiliates. So that the appropriate incentives can be provided, the Plan provides for the award of Stock options, Restricted Stock Awards, Earned Performance Shares, other Performance Incentive Awards or any combination of the foregoing.



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3.   EFFECTIVE DATE AND EXPIRATION OF PLAN

     3.01 The Plan is subject to approval by holders of a majority of the outstanding shares of capital stock of the Company present in person or represented by proxy and entitled to vote at the annual meeting of stockholders of the Company to be held on April 21, 1988, or at any adjournment thereof, and, if so approved, shall be effective as of such date. Unless earlier terminated pursuant to Section 14, the Plan shall terminate on the fifth anniversary of its Effective Date. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may be exercised, vested or otherwise effectuated beyond that date unless otherwise limited.

4.   ADMINISTRATION

     4.01 The Plan shall be administered by the Committee, which shall take action upon approval of a majority of its members. The Committee shall have authority to establish rules for the administration and interpretation of the Plan, subject to such orders or resolutions of the Board not inconsistent with the express terms hereof, as it deems appropriate or necessary. Any decision of the Committee with respect to the interpretation, construction, administration and application of the Plan shall be conclusive and binding. No employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Participants under the Plan. All Awards hereunder shall be made by the Committee, except that Awards made other than during the normal period for granting Awards may, subject to ratification by the Committee, be made by the Chairman of the Board or Chief Executive officer, provided, however, that notwithstanding the foregoing, all Awards to Participants in Grade F (or the equivalent, it no grades are designated) and above, regardless of the date of award, must receive Committee approval prior to making the Award.

5.   ELIGIBLE EMPLOYEES

     5.01  Awards hereunder may be granted only to Eligible Employees.

6.   MAXIMUM SHARES UNDER PLAN

     6.01 MAXIMUM - subject to adjustment under Subsection 6.03, the maximum number of Shares available for distribution under the Plan shall be 3,000,000. In the event of a lapse, expiration, termination or cancellation, in whole or in part, of any Award granted under the Plan without the issuance of Shares, or if Shares are issued under an Option hereunder and are reacquired by the Company pursuant to rights reserved upon issuance thereof, the Shares subject to or reserved for such Award may be again used for new Awards hereunder, provided that in no event may the number of Shares issued hereunder exceed 3,000,000, the total number of Shares reserved for issuance hereunder.



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     6.02  EFFECT OF ACQUISITION - Any Awards made by the Company in substitution for awards or rights issued by a company whose shares or assets are acquired by the Company or a Subsidiary shall not reduce the number of Shares available for Awards under the Plan pursuant to Section 6.01.

     6.03 ADJUSTMENT UPON CHANGES IN CAPITALIZATION - in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure, affecting the Awards, such adjustment shall be made in the aggregate number and class of Shares which may be delivered under the Plan, in the number, class and option price of Shares subject to outstanding options granted under the Plan, and in the value of, or number or class of Shares subject to, Awards granted under the Plan as may be deemed appropriate by the Committee in its sole discretion, provided, that the number of Shares subject to any Award shall always be a whole number.

7.   STOCK OPTIONS

     7.01 LIMITATION ON VALUE OF INCENTIVE STOCK OPTION GRANTS - The aggregate Fair Market Value (determined at the time the Option is granted) of Shares with respect to which options designated and qualifying as Incentive Stock Options, as amended, are exercisable for the first time by any one Eligible Employee in any calendar year under all plans of the Company and its Subsidiaries shall not exceed $100,000.

     7.02 POWERS OF THE COMMITTEE - In addition to and not in limitation of any powers which the Committee shall have under other Sections of the Plan, the Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to designate each Option as an Incentive Stock Option or as a Nonqualified Stock Option; to determine the purchase price of the Shares covered by each Option, the Eligible Employees to whom, and the time or times at which options shall be granted and exercisable and the number of Shares to be covered by each Option.

     7.03 ELIGIBILITY - In addition to the eligibility requirements set forth in Section 5.01 hereof, the Committee shall take into account in determining the Eligible Employees to whom Options shall be granted and the number of Shares to be covered by each option, the nature of the services rendered by the respective Eligible Employee, their present and potential contributions to the success of the Company, its Subsidiaries or Affiliates and such other factors as the Committee in its discretion shall deem relevant. A Participant who has been granted an Option may be granted additional Options. Incentive Stock Options may be granted to any Eligible Employee of the Company or its Subsidiaries. Notwithstanding the foregoing, no Incentive Stock Option may be issued to any person who, at the time of grant, owns more than 10% percent of the total combined



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voting power of all classes of stock of the Company or any Subsidiary.

     7.04 OPTION PRICES - The purchase price of the Shares covered by each option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares at the time the Option is granted PROVIDED, HOWEVER, that to the extent permitted by law, the Committee in its discretion may reprice existing options if the exercise price of the option exceeds the Fair Market Value of the Stock on the date of Committee action. The Option Agreements may contain such provisions regarding the form (which may include, without limitation, securities of the Company) and time of payment of the purchase price and withholding taxes in connection with an exercise of an Option as the Committee shall approve.

     7.05  EXERCISE OF OPTIONS

     (a) The Committee shall have authority in its discretion to prescribe in any Option Agreement that the Option will be exercisable in full at any time or in part from time to time during the term of the Option. The Committee shall have similar authority to prescribe in any Option Agreement a minimum number of Shares as to which the Option may be exercised at any time, but otherwise, an option may be exercised at any time or from time to time during the term of the Option as to any or all full Shares which have become purchasable under the provisions of the Option. Any exercise of an Option shall be accomplished by the giving of a notice, together with a payment or commitment to pay the purchase price and any required withholding taxes. Payment of the option price and withholding taxes may be made by the delivery of cash, Shares or other consideration as permitted by law and provided by the Committee in the Option Agreement. The term of each Option shall be fixed by the Committee at the time of grant but shall not be more than ten years from the date of granting thereof. An Option granted by the Company prior to January 1, 1987 as an Incentive Stock Option shall not be exercisable at a time when there remains outstanding (within the meaning of Section 422A(c)(7) of the Code, the whole or part of any Stock Option which then is (or has been) an Incentive Stock Option which was granted before the granting of such Option to the same Participant to purchase Stock in the Company or in a corporation which (at the time of the granting of such option) is the parent corporation or Subsidiary of the Company or is a predecessor corporation of any such corporations.

     (b) Except as provided in Sections 12 and 13, no Option may be exercised at any time unless the holder thereof is then an employee of the Company, a subsidiary or Affiliate. The holder of an Option shall not have any rights of a shareholder with respect to any of the Shares covered by the Option prior to the date the option is properly exercised. The Committee shall have authority in its discretion to prescribe in any Option Agreement the action which shall constitute proper exercise of an Option.



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Upon proper exercise of an Option, the person so exercising it shall be treated for all purposes as having become the registered owner of the Shares as to which the Option has been exercised as of the close of business on the date of exercise, provided that the Company shall not be obligated to deliver a certificate for such Shares prior to its receipt of payment in full of the purchase price thereof and any required withholding taxes.

     7.06 PARTICIPANT'S AGREEMENT TO SERVE - Each Participant receiving an Option shall, as one of the terms of the Option Agreement, agree to remain in the service of the Company, its Subsidiaries or Affiliates for a period determined by the Committee (or until such earlier date on which the Participant may take disability, early or normal retirement in accordance with the Company's policies then in effect), and to devote his or her entire time, energy and skill during such employment to the service of the Company, such Subsidiary or Affiliate and the promotion of its interests, subject to vacations, sick leave and other absences and employments in accordance with the regular policies of the Eligible Company. Such employment shall (subject to the terms of any contract between the Company and such employee) be at the pleasure of the management of the Company and at such compensation as management shall reasonably determine from time to time.

     7.07 ACCEPTANCE OF OPTIONS - No Option granted under the Plan shall be exercisable unless the Participant to whom the Option is granted shall have executed and delivered to the Company an Option Agreement within 45 days after the Option Agreement shall have been sent to the employee by or on behalf of the Company; provided that such period may, for good cause, be extended by the Company to no more than 90 days.

8.  EARNED PERFORMANCE SHARES

     8.01 EARNED PERFORMANCE SHARE AWARDS - The Committee may grant Awards under which payment may be in Shares, cash or a combination of Shares and cash if the performance of the Participant, the Company, a Subsidiary or Affiliate during the Performance Period meets Performance Goals established by the Committee. Such Earned Performance Share Awards shall be subject to the following terms and conditions and such other terms and conditions an the Committee may prescribe.

     8.02  POWERS OF THE COMMITTEE

     The Committee shall select the Participants, determine the Performance Periods and the Performance Goals separately for each Performance Period. Participants for an Award Period may be identified after the beginning of the Performance Period. Performance Goals applicable to a Participant may also be modified by the Committee if during the Performance Period the Participant transfers to a business unit to which different Performance Goals apply.



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     8.03  PAYMENT

     (a) As soon as practicable after the Performance Period, Earned Performance Shares shall be paid to Participants. In the discretion of the Committee, Earned Performance Shares shall be paid in Stock or in cash or a combination of Stock and cash.

     b) No Participant shall have any rights as a stockholder with respect to Shares represented by Earned Performance Shares until such Shares are issued.

9.   RESTRICTED STOCK

     9.01 ISSUANCE - Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or for such consideration as may be determined by the Committee.

     9.02 RESTRICTION PERIOD - At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award and the terms and conditions under which the restrictions shall lapse. The terms, restrictions and conditions of the Restricted Stock Awards need not be the same with respect to each Participant.

     9.03 OTHER TERMS AND CONDITIONS - Shares awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant. The Participant shall have the right to enjoy all shareholder rights during the Restriction Period, including the right to vote and to receive cash dividends, with the exception that:

          (a) The Participant shall not be entitled to delivery of a stock certificate until the Restriction Period shall have expired; provided that the Committee,. in its sole discretion, may direct the Company to issue Shares subject to such restrictive legends and/or stop-transfer instructions as the Committee deems appropriate.

          (b) Except as provided in section 9.06, the Participant may not sell, transfer, pledge, exchange, hypothecate, encumber or otherwise dispose of the Shares during the Restriction Period.

          (c) A breach of the terms and conditions set forth in the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any stock dividends withheld thereon.

          (d) Stock dividends may be either currently paid to the Participant or withheld by the Company for the Participant's account.



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     9.04  FORFEITURE PROVISIONS - Subject to Section 9.05, in the event a
Participant ceases to be an employee of the Company, a subsidiary or Affiliate during the Restriction Period, the Award (including for purposes of this Section 9.04, any restricted shares issued in respect thereof) will be forfeited, depending an the cause of such cessation, as follows:

          (a)  For cause or voluntary on the part of the Participant:

          -  The Award will be completely forfeited.

          (b) Disability or Early or Normal Retirement pursuant to the Company retirement plan provisions then in effect:

          -  The Award will be prorated for service during the Restriction
             Period.

          (c)  Death:

          -  The Award will be prorated for service during the Restriction
             Period.

          (d)  Leave of Absence or Termination for convenience:

          - The Committee shall determine the forfeiture provisions to be applied in the event of leave of absence or termination for convenience.

     9.05 WAIVER OF RESTRICTIONS - In the event of cessation of employment pursuant to Section 9.04, the Committee may, in its sole discretion, accelerate or waive all or any portion of the restrictions remaining in respect of a Restricted Stock Award. This right may be exercised for any or all Participants.

     9.06 SWAP IN CONNECTION WITH OPTIONS - The Committee may provide that the Participant shall have the right to utilize restricted shares awarded pursuant to Section 9 to pay all or any part of the purchase price of the exercise of any option to acquire Stock under any Honeywell stock option plan, if permitted under such option plan; provided that the number of shares, bearing the same restrictive legends, which are used to exercise the option, shall be retained as Restricted Stock following exercise of any such option.

10.  OTHER PERFORMANCE INCENTIVE AWARDS

     10.01 ADMINISTRATION - Performance Incentive Awards may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Such Performance Incentive Awards may be paid in Shares, other securities of the company, cash or other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee



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shall have sole and complete authority to determine the Eligible Employees to whom and the time or times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards or the amount of such Awards, and all other conditions of the Awards.

     10.02 TERMS AND CONDITIONS - Subject to the provisions of this Plan and any applicable agreement, Shares subject to Awards made under this.Section 10, may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction or performance period lapses. Shares granted under this
Section 10 may be issued for no cash consideration or for such consideration as may be determined by the Committee.

11.  TRANSFERABILITY

     11.01 OPTIONS - No option granted to a Participant under the Plan shall be transferable otherwise than to a beneficiary (as provided in Section 11.02), or by will or the laws of descent and distribution, and only the Participant, or the guardian or legal representative of the Participant, may exercise the Option during the Participant's lifetime.

     11.02 If any Participant to whom an Option has been granted under the Plan shall die while employed by the Company, a subsidiary or Affiliate or within the period after termination of employment during which the Participant could have exercised the Option pursuant to the provisions of Section 7.05, the Option may (subject to any conditions or limitations provided in the Option Agreement) be exercised by a surviving beneficiary designated (pursuant to rules outlined by the Committee) by the Participant during his lifetime or, in the absence of such a designation, by the person designated by will or, in the absence of either such designation, by the Participant's legal representative at any time within a period of two years (or such shorter period as may be prescribed in the Option Agreement) after the date of death, but in no event after the normal termination date of such option, to the extent provided by the Option Agreement.

12.  TERMINATION OF EMPLOYMENT

     12.01  STOCK OPTIONS

     (a) Termination of a Participant's services during the period when any Option Agreement is outstanding, where the termination is either (i) for cause or (ii) voluntary on the par,, of the Participant and without the written consent of the Chairman of the Board or Chief Executive officer of the Company, shall be deemed a violation by the Participant of such Option Agreement. In the event of such violation, any option or Options granted to the Participant under the Plan, to the extent not theretofore exercised, shall forthwith terminate and the Company



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shall have the right and options, exercisable within 190 days after the date of any exercise of any such Option, to purchase from the Participant or from the estate, legal representative or surviving joint tenant of the Participant, that number of Shares which is equal to the number of Shares which had been purchased pursuant to exercise of any such Option within six months prior to the employment termination date, together with any Shares received from adjustments which pertained to the purchased Shares and which were made as a result of any of the types of transactions referred to in Section 6.03, for a purchase price equal to the total amount paid by the Participant for the Shares so purchased; provided, however, that any such purchase option shall not apply to United Kingdom employees of the Company, its Subsidiaries or Affiliates who receive approved share option schemes pursuant to the United Kingdom Finance Act 1984.

     (b) (i) In the event of the termination, by reason of any retirement which, under the Company's policy then in effect, is a disability, early or normal retirement, of the employment of a Participant to whom an option has been granted, the Participant may exercise the option at any time within sixty (60) months (or such shorter period as may be provided in the Option Agreement but in no event after the end of the original term of the option) after such termination of employment to the extent of the number of Shares covered by Option which were purchasable at the date of such termination of employment. The option Agreements may contain such provisions as the Committee shall approve as to when termination of employment shall be deemed to have occurred in the event of a termination for convenience or leave of absence.

     (ii) In the event of the termination, with express approval of the Chairman of the Board or Chief Executive Officer of the Company, of the employment of a Participant to whom an Option has been granted, the Committee may, in its sole discretion, extend the period during which an Option granted under this Plan may be exercised after such termination of employment, but in no event shall the Option be exercisable after the end of the original term as stated in the Option Agreement.

     (iii) In the event of the termination of the employment of a Participant to whom an option has been granted for any reason except as provided in Sections 11.02, 12.01(a), 12.01(b)(i) and (ii) hereof, the Participant may, subject to
Section 12-01(a), exercise the Option at any time within three (3) months (or such shorter period as may be provided in the option Agreement), but in no case after the normal termination of such Option, such exercise being limited to the extent of the number of Shares covered by the option which were purchasable at the date of such termination of employment.

     (iv) Options granted under the Plan shall not be affected by any change of duties or position so long as the Participant continues to be an employee of the Company, a Subsidiary or Affiliate.



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     12.02   EARNED PERFORMANCE SHARES

     (a) Subject to Section 12.02(b), in the event a Participant ceases to be an employee of the Company, a subsidiary or Affiliate during the Performance Period, the Earned Performance Shares will be awarded, depending upon the cause of such cessation, as follows:

     (i)  For cause or voluntary on the part of the Participant:

       -  The Earned Performance Shares will be completely forfeited.

     (ii) Disability or Early or Normal Retirement pursuant to the Company retirement plan provisions then in effect:

       - The Earned performance Shares will be prorated for service during the Performance Period.

     (iii)  Death:

       - The Earned Performance Shares will be prorated for service during the Performance Period.

     (iv)  Leave of Absence or Termination for Convenience:

       - The Committee shall determine the forfeiture provisions to be applied in the event of leave of absence or termination for convenience.

     (b) In the event of cessation of employment pursuant to Section 12.02(a), the Committee may, in its sole discretion, modify the forfeiture provisions with respect to an Earned Performance Share Award. This right may be exercised for any or all Participants.

     12.03 EFFECT OF CHANGE OF CONTROL - In the event of a termination of employment as a result of events described in Section 13 hereof, Section 13 shall govern in lieu of section 12.

     12.04 EMPLOYMENT RELATIONSHIPS - Nothing in the Plan or in any Award granted pursuant thereto shall confer on any Participant any right to continue in the employ of the Company, a Subsidiary or Affiliate or affect in any way the right of the Company, any Subsidiary or Affiliate to terminate such employment at any time.

13.  CHANGE IN CONTROL

     13.01 DEFINITION - For purposes of the Plan, a "Change in Control" of the Company shall have occurred if:

          (a) any "person", an such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as



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amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

          (b) during any period of two consecutive years (not including any period prior to the execution of this amendment to the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the company (or similar transaction) in which no "Person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

13.02  PAYMENTS UPON A CHANGE IN CONTROL.

          (a) In the event of a Change in Control, (i) any options granted under the Plan not previously exercisable and vested shall become fully exercisable and vested, (ii) the Restrictions applicable to Restricted stock or Performance Incentive Awards, if any, awarded under the Plan shall lapse and such shares shall become fully vested and (iii) Earned Performance Share Awards and Performance Incentive Awards shall be paid an described in paragraph (b) of this Section 13.02.



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

          (b) Notwithstanding any other provision of the Plan, a Participant shall receive with respect to each Performance Period in progress at the time of the change in Control a lump sum cash amount, within five days after the change in control, equal to the "Change in Control Value" of the Earned Performance Share Awards and Performance Incentive Awards the Participant would have earned if 100% of the relevant Performance Goals were met, multiplied by a fraction, the numerator of which is the number of months (rounded to the nearest whole month) of actual service in the relevant Performance Period and the denominator being the number of months in the relevant Performance Period. For purposes of this Section 13.02, Change in Control Value means the highest price paid for a share of Stock by a third party in connection with the Change in Control.

14.  TERMINATION AND AMENDMENT

     14.01 POWERS OF BOARD - The Board, or the Committee, acting on the Board's behalf, may terminate the Plan or make such amendments to the Plan as it shall deem advisable except that the approval by a majority of those stockholders of the Company present or represented by proxy at a meeting duly held shall be required for any amendment which would:

          (a) materially modify the requirements as to eligibility for Awards under the Plan;

          (b) materially increase the maximum number of Shares available under the Plan;

          (c) extend the period during which Awards can be granted beyond April 21, 1993; or

          (d) materially increase the benefits accruing to Participants under the Plan.

     The approval of the Company's stockholders for such amendment shall be solicited in a manner which substantially conforms to the rules and regulations in effect under Section 14(a) of the Exchange Act.

     14.02 EFFECT OF TERMINATION OR AMENDMENT ON EXISTING AWARDS - No termination, modification or amendment of the Plan may, without the consent of the Participant, adversely affect the rights of such Participant under an Award previously made, and no such modification or termination shall affect the right of any Participant to receive payment for a Performance Period which has previously ended.

15.  SECURITIES REGULATION

     15.01 Anything in the Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of Award or issuance of



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

Shares pursuant to an Award, require the Participants, as a condition to the receipt of the Award or Shares, to deliver to the Company a written representation of present intention to acquire the Shares for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Shares is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the Award or the issuance of Shares, or the removal of any restrictions imposed on such Shares, such Award or such Shares shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

16.  GENERAL PROVISIONS

     16.01 ADJUSTMENTS IN AWARD CRITERIA - The Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company, a Subsidiary or Affiliate or their respective financial statements or changes in applicable laws, regulations or accounting principles. In the event of the promotion or demotion of a Participant during a Performance Period, the Committee may adjust or eliminate the performance award as it deems appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

     16.02 FOREIGN EMPLOYEES - The Committee, in its discretion, may make such adjustments or modifications to Awards to Eligible Employees working outside the United States as are necessary an advisable to cause the Awards to fulfill the fundamental purposes of this Plan.

     16.03 EXPENSES - All expenses of administering the Plan shall be borne by the Company.

     16.04 GOVERNING LAW - The place of administration of the Plan shall conclusively be deemed to be within the State of Minnesota and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State Minnesota.



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